UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 15, 2007


                                   PFIZER INC.
             (Exact name of registrant as specified in its charter)

             Delaware                1-3619                13-5315170
        (State or other         (Commission File        (I.R.S. Employer
         jurisdiction of           (Number)           Identification No.)
         incorporation)


            235 East 42nd Street                            10017
            New York, New York                           (Zip Code)
                  (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (212) 573-2323

                                 Not Applicable
          (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02    Results of Operations and Financial Condition

On October 18, 2007, Pfizer Inc. ("Pfizer") issued a press release and related materials (collectively, the "October 18, 2007 Press Release") announcing its financial results for the third quarter of 2007, including charges relating to its decision to exit Exubera, an inhaled insulin product. The October 18, 2007 Press Release is deemed to be "filed" under the Securities Exchange Act of 1934 as Exhibit 99 to this report and is incorporated herein by reference.


Item 2.05    Costs Associated with Exit or Disposal Activities

On October 15, 2007, the Company made a decision to exit Exubera, an inhaled insulin product. This decision resulted in total pre-tax charges of $2.8 billion (including exit costs)in the third quarter of 2007. Additional information concerning this decision and the related charges is provided in the October 18, 2007 Press Release, which is deemed to be "filed" under the Securities Exchange Act of 1934 as Exhibit 99 to this report is incorporated by reference herein.

Item 2.06    Material Impairments

On October 15, 2007, the Company made a decision to exit Exubera, an inhaled insulin product. This decision resulted in total pre-tax charges of $2.8 billion (including asset impairments) in the third quarter of 2007. Additional information concerning this decision and the related charges is provided in the October 18, 2007 Press Release, which is deemed to be "filed" under the Securities Exchange Act of 1934 as Exhibit 99 to this report is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99 Press Release of Pfizer Inc. dated October 18, 2007, reporting Pfizer's financial results for the third quarter of 2007, including charges relating to its decision to exit Exubera, an inhaled insulin product. Exhibit 99 is deemed to be "filed" under the Securities Exchange Act of 1934 in this Current Report on Form 8-K.


                                  SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                   PFIZER INC.

                   By: /s/ Margaret M. Foran
                      ----------------------------
                      Margaret M. Foran
                      Title: Senior Vice President-Corporate Governance, Associate General Counsel and Corporate Secretary

Dated: October 18, 2007

                                 EXHIBIT INDEX

Exhibit No.    Description

    99 Press Release of Pfizer Inc. dated October 18, 2007, reporting Pfizer's financial results for the third quarter of 2007, including a charge relating to its decision to exit Exubera, an inhaled insulin product. Exhibit 99 is deemed to be "filed" under the Securities Exchange Act of 1934 in this Current Report on Form 8-K.